Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of W.W. Grainger, Inc. (“Grainger”) for the quarterly period ended September 30, 2026, (the “Report”), D.G. Macpherson, as Chairman and Chief Executive Officer of Grainger, and Laurie R. Thomson, as Interim Chief Financial Officer, Vice President, and Controller of Grainger, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Grainger.

/s/ D.G. Macpherson
D.G. Macpherson
Chairman and Chief Executive Officer
November 4, 2026

/s/ Laurie R. Thomson
Laurie R. Thomson
Interim Chief Financial Officer, Vice President, and Controller
November 4, 2026